Exhibit 10.9

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

EXECUTED by the parties hereto as of the 29th day of December, 2011.

AMONG:	VITRAN CORPORATION INC. and VITRAN EXPRESS CANADA INC., as Canadian Borrowers

(the “Canadian Borrowers”)

AND:	VITRAN CORPORATION, VITRAN EXPRESS, INC., LAS VEGAS/L.A. EXPRESS, INC., VITRAN LOGISTICS CORP., VITRAN LOGISTICS, INC., SHORTHAUL TRANSPORT CORPORATION and MIDWEST SUPPLY CHAIN, INC., as U.S. Borrowers

(collectively, the “U.S. Borrowers”)

AND:	THE CANADIAN BORROWERS, THE U.S. BORROWERS, CAN-AM LOGISTICS INC., VITRAN LOGISTICS LIMITED, EXPEDITEUR T.W. LTEE, 1098304 ONTARIO INC., DONEY HOLDINGS INC., ROUT-WAY EXPRESS LINES LTD./LES SERVICE ROUTIERS EXPRESS ROUT LTEE, 1277050 ALBERTA INC., SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, VITRAN ENVIRONMENTAL SYSTEMS INC., 0772703 B.C. LTD. and 1833660 ONTARIO INC., as Guarantors

(collectively, the “Guarantors”)

AND:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

(the “Agent”)

AND:	EACH OF THE FINANCIAL INSTITUTIONS PARTY HERETO CONSTITUTING REQUIRED LENDERS (as such term is defined in the Credit Agreement (as defined below)), as Required Lenders

(collectively the “Required Lenders”)

WHEREAS the Borrower, the Guarantors, the Agent and the other Persons signatory thereto have entered into a Credit Agreement dated as of November 30, 2011 (including all annexes, exhibits and schedules thereto, as the same has been or may be amended, modified, restated, supplemented or replaced from time to time, the “Credit Agreement”);

AND WHEREAS the parties hereto have agreed to amend certain provisions of the Credit Agreement, but, only to the extent and subject to the limitations set forth in this First Amendment to Credit Agreement (hereinafter this “Amendment Agreement”) and without prejudice to the Agent’s and the Secured Parties’ other rights;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (including, as the case may be, as amended by the terms of this Amendment Agreement).

ARTICLE II – AMENDMENTS

2.1	As of the Amendment Effective Date, the defined term “Aggregate Availability” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the following therefrom:

“(excluding the aggregate undrawn amount of each outstanding Letter of Credit issued on behalf of the U.S. Loan Parties or the Canadian Loan Parties and backed by the EDC Guarantee).”.

2.2	As of the Amendment Effective Date, the defined term “Canadian Availability” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the following therefrom:

“(excluding the aggregate undrawn amount of each outstanding Letter of Credit issued on behalf of the Canadian Loan Parties and backed by the EDC Guarantee).”.

2.3	As of the Amendment Effective Date, the defined term “Canadian Secured Obligations” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and substituted by the following:

““Canadian Secured Obligations” means all Canadian Obligations, together with all (a) Banking Services Obligations of the Canadian Loan Parties, (b) Swap Obligations of the Canadian Loan Parties, (c) EDC LC Facility Obligations of the Canadian Loan Parties, and (d) obligations of the Canadian Borrowers under the Overdraft Accommodations plus all interest and other amounts payable in connection therewith, in each case owing to one or more Canadian Lenders or their respective Affiliates. Obligations owing to one or more Canadian Lenders or their respective Affiliates under clauses (a) and (b) above shall only be considered Secured Obligations to the extent such Canadian Lenders or their respective Affiliates have complied with Section 2.22; provided that promptly after any transaction relating to such Swap Obligation is executed, the Canadian Lender or Affiliate of a Canadian Lender party thereto (other than JPMorgan or its Affiliates) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a Canadian Secured Obligation entitled to the benefits of the Collateral Documents in favour of the Canadian Lender Parties.”.

2.4	As of the Amendment Effective Date, the defined term “Commercial LC Exposure” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“For greater certainty, Commercial LC Exposure shall not include any EDC LC Facility Exposure.”.

2.5	As of the Amendment Effective Date, the defined term “EDC Guarantee” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and substituted by the following:

““EDC Guarantee” means the Account Performance Security Guarantee – Certificate of Cover dated June 27, 2011 by and among Export Development Canada and JPMorgan Chase Bank, N.A., as amended and replaced by the Account Performance Security Guarantee – Certificate of Cover dated November 30, 2011 among the foregoing parties, and as further amended and replaced by Account Performance Security Guarantee – Certificate of Cover dated December     , 2011.”.

2.6	As of the Amendment Effective Date, the defined term “EDC LC Facility” is hereby added in Section 1.1 of the Credit Agreement in alphabetical order with the following meaning:

““EDC LC Facility” has the meaning assigned to such term in Section 2.24.”.

2.7	As of the Amendment Effective Date, the defined term “EDC LC Facility Exposure” is hereby added in Section 1.1 of the Credit Agreement in alphabetical order with the following meaning:

““EDC LC Facility Exposure” means, at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure of each Borrower under the EDC LC Facility. The EDC LC Facility Exposure of any EDC LC Lender at any time shall be its pro rata share of the total EDC LC Facility Exposure at such time.”.

2.8	As of the Amendment Effective Date, the defined term “EDC LC Facility Obligations” is hereby added in Section 1.1 of the Credit Agreement in alphabetical order with the following meaning:

““EDC LC Facility Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under the EDC LC Facility.”.

2.9	As of the Amendment Effective Date, the defined term “EDC LC Lenders” is hereby added in Section 1.1 of the Credit Agreement in alphabetical order with the following meaning:

““EDC LC Lenders” has the meaning assigned to such term in Section 2.24.”.

2.10	As of the Amendment Effective Date, the defined term “Indebtedness” appearing in Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)	by inserting “, (m) all EDC LC Facility Obligations of such Person” immediately after the reference to “(l) all Swap Obligations of such Person,” in the fifteenth line thereof; and

(ii)	deleting the reference to “(m)” therein before the reference to “any other Off-Balance Sheet Liability of such Person” and substituting “(n)” therefor.

2.11	As of the Amendment Effective Date, the defined term “LC Disbursement” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

““LC Disbursement” means a payment made by the Issuing Bank or the Administrative Agent (with regards to the EDC LC Facility) pursuant to a Letter of Credit.”.

2.12	As of the Amendment Effective Date, the defined term “Lender Parties” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting “, Letters of Credit under the EDC LC Facility” immediately after the reference to “Swap Agreements” therein.

2.13	As of the Amendment Effective Date, the defined term “Letter of Credit” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

““Letter of Credit” means any letter of credit or similar instrument (including a bank guarantee) acceptable to the Administrative Agent and the applicable Issuing Bank, where applicable, issued pursuant to this Agreement.”.

2.14	As of the Amendment Effective Date, the defined term “Standby LC Exposure” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“For greater certainty, Standby LC Exposure does not include any EDC LC Facility Exposure.”.

2.15	As of the Amendment Effective Date, the defined term “U.S. Availability” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the following therefrom:

“(excluding the aggregate undrawn amount of each outstanding Letter of Credit issued on behalf of the U.S. Loan Parties and backed by the EDC Guarantee).”.

2.16	As of the Amendment Effective Date, the defined term “U.S. Secured Obligations” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and substituted by the following:

““U.S. Secured Obligations” means all U.S. Obligations, together with all (a) Banking Services Obligations of the U.S. Loan Parties, (b) Swap Obligations of the U.S. Loan Parties, and (c) EDC LC Facility Obligations of the U.S. Loan Parties, in each case owing to one or more U.S. Lenders or their respective Affiliates. Obligations owing to one or more U.S. Lenders or their respective Affiliates under clauses (a) and (b) above shall only be considered U.S. Secured

Obligations to the extent such U.S. Lenders or their respective Affiliates have complied with Section 2.22; provided that promptly after any transaction relating to such Swap Obligation is executed, the U.S. Lender or Affiliate of a U.S. Lender party thereto (other than JPMorgan or its Affiliates) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a U.S. Secured Obligation entitled to the benefits of the Collateral Documents in favour of the U.S. Lender Parties.”.

2.17	As of the Amendment Effective Date, subsection 2.5(h)(iii) is deleted in its entirety and substituted by the following:

“(iii) The Overdraft Accommodations plus all interest thereon and other amounts payable in connection therewith shall be secured by the Administrative Agent’s Liens in and to the Collateral and shall constitute Canadian Secured Obligations hereunder.”.

2.18	As of the Amendment Effective Date, subsection 2.6(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“For greater certainty, all Letters of Credit issued by the Administrative Agent pursuant to EDC LC Facility shall not be subject to the terms of this Section 2.6 but shall instead be subject to the terms of Section 2.24.”.

2.19	As of the Amendment Effective Date, subsection 2.6(b) of the Credit Agreement is hereby amended as follows:

(i)	by deleting the following, in its entirety, from subparagraph 2.6(b)(i):

“(with respect to Letters of Credit issued hereunder and not supported by the EDC Guarantee) plus $12,186,723 (with respect to Letters of Credit issued hereunder and supported by the EDC Guarantee)”; and

(ii)	by deleting the following, in its entirety, from subparagraph 2.6(b)(ii)

“(with respect to Letters of Credit issued hereunder and not supported by the EDC Guarantee) plus $1,000,000 (with respect to Letters of Credit issued hereunder and supported by the EDC Guarantee)”.

2.20	As of the Amendment Effective Date, subsection 2.6(e) of the Credit Agreement is hereby amended by deleting “or any payment by Export Development Canada pursuant to the EDC Guarantee” in the eleventh and twelfth to last lines thereof.

2.21	As of the Amendment Effective Date, subsection 2.9(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following therefor:

“For clarification, all U.S. Commitments and Canadian Commitments, as sub-facilities of the Revolving Commitments, and all commitments under the EDC LC Facility shall terminate upon the termination of the Revolving Commitments.”.

2.22	As of the Amendment Effective Date, the Credit Agreement is hereby amended by inserting the following subsection 2.12(e) immediately after subsection 2.12(d) thereof:

“(e) The Borrowers agree to pay to the Administrative Agent for the account of each EDC LC Lender a participation fee with respect to its participations in Letters of Credit issued under the EDC LC Facility, which shall accrue at 0.625% per annum on the average daily amount of such Lender’s applicable EDC LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such EDC LC Lender ceases to have any EDC LC Exposure. In addition, each Borrower agrees to pay to the Administrative Agent with respect to each Letter of Credit issued for the account of such Borrower under the EDC LC Facility by the Administrative Agent a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the EDC LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any EDC LC Exposure, as well as the Administrative Agent’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar month shall be payable on the first Business Day of each calendar month following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Administrative Agent pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.

2.23	As of the Amendment Effective Date, subsection 2.18(a) of the Credit Agreement is hereby amended as follows:

(i)	by inserting “(other than Letters of Credit issued under the EDC LC Facility)” immediately after “… Canadian Letter of Credit” in the third line of subsection (i) thereof; and

(ii)	by inserting “, 2.24” immediately after the reference to “2.17” in subsection (iii) thereof.

2.24	As of the Amendment Effective Date, subsection 2.18(b) of the Credit Agreement is hereby amended as follows:

(i)	by inserting “other than unreimbursed LC Disbursements relating to Letters of Credit issued under the EDC LC Facility” at the very end after “… prepay unreimbursed LC Disbursements” in paragraph “fifth” thereof;

(ii)	by inserting “and EDC LC Facility Obligations” immediately after “… Administrative Agent pursuant to Section 2.22)” in paragraph “seventh” thereof;

(iii)	by removing the reference to “and” immediately before the reference to paragraph “eighth” therein; and

(iv)	by inserting the following immediately after paragraph “eighth” thereof “, and ninth, to pay any other Secured Obligations due to Royal Bank of Canada, under the Overdraft Accommodations, by the Borrowers.”

2.25	As of the Amendment Effective Date, the Credit Agreement is hereby amended by inserting the following “Section 2.24” immediately after “Section 2.23” thereof:

“2.24 EDC LC Facility.

(a)	General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit (denominated in dollars in the case of U.S. Letters of Credit and denominated in either dollars or Canadian Dollars in the case of Canadian Letters of Credit) backed and supported by the EDC Guarantee for its own account or for the account of another Borrower (for themselves or for the benefit of a Loan Party), in a form reasonably acceptable to the Administrative Agent, at any time and from time to time during the Availability Period (the “EDC LC Facility”). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, the Administrative Agent relating to any Letter of Credit under the EDC LC Facility, the terms and conditions of this Agreement shall control. For greater certainty, all Letters of Credit issued by the Administrative Agent pursuant to the EDC LC Facility shall not be subject to the terms of Section 2.6 but instead shall be subject to the terms of this Section 2.24.

(b)

Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit under the EDC LC Facility (or the amendment, renewal or extension of an outstanding Letter of Credit under the EDC LC Facility), the Borrower Representative shall deliver by hand or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent) to the Administrative Agent (prior to 11:00 a.m., Chicago time, at least three Business Days prior to the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit under the EDC LC Facility, or identifying the Letter of Credit, under the EDC LC Facility, to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, whether such Letter of Credit is to be issued for the account of a Canadian Loan Party or a U.S. Borrower, the currency in which such Letter of Credit will be denominated (which may be in: (x) dollars in the case of U.S. Letters of Credit and (y) dollars or Canadian Dollars in the case of Canadian Letters of Credit), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Administrative Agent, the applicable Borrower also shall submit a letter of credit application on the Administrative Agent’s standard form in connection with any request for a Letter of Credit under the EDC LC Facility. A Letter of Credit under the EDC LC Facility shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit under the EDC LC Facility the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the EDC LC Exposure shall not exceed $12,186,723, (ii) U.S. Availability shall not be less than zero, (iii) Canadian Availability shall not be less than zero, and (iv) Aggregate Availability shall not be less than zero.

(c)	Expiration Date. Each Letter of Credit issued under the EDC LC Facility shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that any Letter of Credit issued under the EDC LC Facility with a one year term may provide for the automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above).

(d)

Participations. By the issuance of a Letter of Credit under the EDC LC Facility (or an amendment to a Letter of Credit issued under the EDC LC Facility increasing the amount thereof) and without any further action on the part of the Administrative Agent or the applicable Lenders, the Administrative Agent hereby grants to each of Royal Bank of Canada and JPMorgan Chase Bank, N.A. (as Lenders under this Agreement (the “EDC LC Lenders”)), with respect to a Letter of Credit issued under the EDC LC Facility, and each EDC LC Lender, hereby acquires from the Administrative Agent, a participation in each such Letter of Credit equal to such Lender’s pro rata share of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each EDC LC Lender hereby absolutely and unconditionally agrees to pay in dollars or Canadian Dollars, as applicable, to the Administrative Agent, for the account of the Administrative Agent, such EDC LC Lender’s pro rata share of each LC Disbursement, made by the Administrative Agent under the EDC LC Facility and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to such Borrowers for any reason. Each EDC LC Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit issued under the EDC LC Facility is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit issued under the EDC LC Facility or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, U.S. Commitments or Canadian Commitments, and

that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each EDC LC Lender hereby agrees that its respective commitment under the EDC LC Facility and its corresponding pro rata share (with respect thereto), is as reflected in the EDC LC Facility Commitment Schedule attached to this Agreement.

(e)	Reimbursement. If the Administrative Agent shall make any LC Disbursement in respect of a Letter of Credit issued under the EDC LC Facility, the applicable Borrower shall reimburse such LC Disbursement by paying to (i) the Administrative Agent in the same currency as the applicable LC Disbursement, an amount equal to such LC Disbursement not later than noon, Chicago time, on the date that such LC Disbursement is made, if the Borrower Representative shall have received notice of such LC Disbursement prior to 10:00 a.m., Chicago time, on such date, or, if such notice has not been received by the Borrower Representative prior to such time on such date, then not later than noon, Chicago time, on (x) the Business Day that the Borrower Representative receives such notice, if such notice is received prior to 10:00 a.m., Chicago time, on the day of receipt, or (y) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is not received prior to such time on the day of receipt. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each EDC LC Lender of the applicable LC Disbursement with respect to such Letters of Credit, the payment then due from the applicable Borrower in respect thereof and such Lender’s pro rata share thereof. Promptly following receipt of such notice with respect to any Letter of Credit issued under the EDC LC Facility, each EDC LC Lender shall pay to the Administrative Agent its pro rata share of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.7 with respect to Loans made by such EDC LC Lender (and Section 2.7 shall apply, mutatis mutandis, to the payment obligations of the applicable EDC LC Lenders). Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph or any payment by Export Development Canada pursuant to the EDC Guarantee, the Administrative Agent shall distribute such payment to the extent that EDC LC Lenders have made payments pursuant to this paragraph to reimburse the Administrative Agent, then to such Lenders as their interests may appear. Any payment made by an EDC LC Lender pursuant to this paragraph to reimburse the Administrative Agent for any LC Disbursement shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement. Provided that the terms thereof so permit, the Administrative Agent shall request payment and performance by Export Development Canada under the EDC Guarantee in connection with any LC Disbursements made or required under the EDC LC Facility; provided, further, that the Administrative Agent shall not be required, by the Loan Parties, to expend any fees, costs or time if Export Development Canada does not perform its obligations under the EDC Guarantee after such request.

(f)	Obligations Absolute. The joint and several obligations of the Borrowers to reimburse LC Disbursements relating to Letters of Credit issued under the EDC

LC Facility as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit issued under the EDC LC Facility or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit issued under the EDC LC Facility proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Administrative Agent under a Letter of Credit issued under the EDC LC Facility against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Administrative Agent, the Canadian Administrative Agent, the Revolving Lenders (including the EDC LC Lenders) nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with (i) the issuance or transfer of any Letter of Credit issued under the EDC LC Facility or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), (ii) any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit issued under the EDC LC Facility (including any document required to make a drawing thereunder), (iii) any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Administrative Agent, or (iv) any failure to make a request or demand under the EDC Guarantee or any failure by any party under the EDC Guarantee to perform its obligations thereunder; provided that the foregoing shall not be construed to excuse the Administrative Agent from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by Administrative Agent’s gross negligence or wilful misconduct (as finally determined by a court of competent jurisdiction) when determining whether drafts and other documents presented under a Letter of Credit issued under the EDC LC Facility comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Administrative Agent (as finally determined by a court of competent jurisdiction), the Administrative Agent shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit issued under the EDC LC Facility, the Administrative Agent may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)	Disbursement Procedures. The Administrative Agent shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued under the EDC LC Facility. The Administrative Agent shall promptly notify the applicable Borrower by telephone (confirmed by facsimile or electronic mail) of such demand for payment and whether the Administrative Agent has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Administrative Agent and the applicable EDC LC Lenders with respect to any such LC Disbursement.

(h)	Interim Interest. If the Administrative Agent shall make any LC Disbursement, in respect of a Letter of Credit issued under the EDC LC Facility, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the earlier of (i) the date that the Borrowers reimburse such LC Disbursement, or (ii) the date that Export Development Canada reimburses (in full) the Administrative Agent under the EDC Guarantee in respect of such LC Disbursement, in either case at the rate per annum then applicable to: (i) CBFR Revolving Loans in the case of LC Disbursements made in dollars; and (ii) Canadian Prime Rate Revolving Loans in the case of LC Disbursements made in Canadian Dollars; provided that, if the applicable Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(f) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Administrative Agent, except that interest accrued on and after the date of payment by any EDC LC Lender pursuant to paragraph (e) of this Section to reimburse the Administrative Agent shall be for the account of such EDC LC Lender to the extent of such payment.

(i)

Cash Collateralization. If the Revolving Commitments are terminated (and subject to the priorities set forth in Section 2.18(b)), the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the EDC LC Lenders (the “EDC LC Collateral Account”), an amount in cash in dollars equal to 105% of the EDC LC Exposure as of such date plus accrued and unpaid interest thereon. Such deposits shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations in the case of deposits in the EDC LC Collateral Account. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts; and (x) the Borrowers hereby grant the Administrative Agent (for the benefit of the Lender Parties) a security interest in the EDC LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Administrative Agent for the LC Disbursements in respect of Letters of Credit issued under the EDC LC Facility for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the EDC LC Exposure at such time.

(j)	Defaulting EDC LC Lenders. Notwithstanding any provision of this Agreement to the contrary, if any EDC LC Lender becomes a Defaulting Lender, then the provisions of Section 2.20 of this Agreement shall apply, mutatis mutandis, to such EDC Lenders, the Borrowers and the EDC LC Facility as a whole (including all fees and obligations thereunder).”.

2.26	As of the Amendment Effective Date, Section 7(n) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

“the EDC Guarantee shall fail to remain in full force or effect (including the termination thereof) or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the EDC Guarantee, or Export Development Canada or a Loan Party shall deny that it has any further liability under the EDC Guarantee, or shall give notice to such effect;”.

2.27	As of the Amendment Effective Date, Section 9.3(b) of the Credit Agreement is hereby amended by inserting “or the Administrative Agent” immediately after the reference to “Issuing Bank” in the thirteenth line thereof.

2.28	As of the Amendment Effective Date, the EDC LC Facility Commitment Schedule attached to this Amending Agreement as Annex “A” shall be deemed to be, and inserted as, a Schedule to the Credit Agreement.

ARTICLE III – CONDITIONS TO EFFECTIVENESS

3.1	This Amendment Agreement shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the “Amendment Effective Date”):

(a)	the Borrowers, each other Loan Party and the Required Lenders delivering to the Agent five originally executed copies of this Amendment Agreement; and

(b)	delivery to the Administrative Agent of a revised fully executed EDC Guarantee satisfactory to the Administrative Agent, acting in its sole discretion.

ARTICLE IV – REPRESENTATIONS AND WARRANTIES

4.1	The Borrower and each other Loan Party warrants and represents to the Agent and the Secured Parties that the following statements are true, correct and complete:

(a)	Authorization, Validity, and Enforceability of this Amendment Agreement. Each Loan Party has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Credit Agreement. Each Loan Party has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize its execution and delivery of this Amendment Agreement and the performance of the Credit Agreement. This Amendment Agreement has been duly executed and delivered by each Loan Party and this Amendment Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Each Loan Party’s execution and delivery of this Amendment Agreement and the performance by each Loan Party of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Loan Party by reason of the terms of (a) any contract, mortgage, hypothec, Lien, lease, agreement, indenture, or instrument to which any Loan Party is a party or which is binding on any of them, (b) any requirement of law applicable to any Loan Party, or (c) the certificate or articles of incorporation or amalgamation or association or bylaws or memorandum of association or articles of association of any Loan Party.

(b)	Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against any Loan Party of this Amendment Agreement or the Credit Agreement except for such as have been obtained or made and filings required in order to perfect and render enforceable the Agent’s Liens.

(c)	Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in the Credit Agreement and the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute a Default or an Event of Default.

(e)	Security. All security delivered to or for the benefit of the Agent on behalf of the Secured Parties pursuant to the Credit Agreement and the other Loan Documents remain in full force and effect and secure all obligations of the Borrower and the other Loan Parties purported to being secured thereby, including, under the Credit Agreement and the other Loan Documents.

ARTICLE V – MISCELLANEOUS

5.1	Each Borrower (i) reaffirms its Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed. The other Loan Parties (i) consent to and approve the execution and delivery of this Amendment Agreement by the parties hereto, (ii) agree that this Amendment Agreement does not and shall not limit or diminish in any manner the obligations of the Loan Parties under their guarantees (collectively, the “Guarantees”) and that such obligations would not be limited or diminished in any manner even if such Loan Parties had not executed this Amendment Agreement, (iii) agree that this Amendment Agreement shall not be construed as requiring the consent of such Loan Parties in any other circumstance, (iv) reaffirm each of their obligations under the Guarantees and the other Loan Documents to which they are a party, and (v) agree that the Guarantees and the other Loan Documents to which they are a party remain in full force and effect and are hereby ratified and confirmed.

5.2	Nothing contained in this Amendment Agreement or any other communication between the Agent and/or the Secured Parties and the Borrowers (or any other Loan Party) shall be a waiver of any other present or future violation, Default or Event of Default under the Credit Agreement or any other Loan Document (collectively, “Violations”). Similarly, nothing contained in this Amendment Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent’s or the Secured Parties’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect of the non-conformity to any representation, warranty or covenant contained in any Loan Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any other Loan Party under the Loan Documents or any right, privilege or remedy of the Agent or the Secured Parties under the Credit Agreement or any other Loan Document or any other contract or instrument with respect to Violations. Nothing in this Amendment Agreement shall be construed to be a consent by the Agent or the other Secured Parties to any Violations.

5.3	Save as expressly set forth in this Amendment Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect. All other Loan Documents remain in full force and effect.

5.4	This Amendment Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

5.5	This Amendment Agreement may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[the following pages are the signature pages]

The parties have executed this Amendment Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Randy Abrams
Name: Randy Abrams
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent

By:	/s/ Auggie Marchetti
Name: Auggie Marchetti
Title: SVP and Region Manager

[signatures continued on next page]

- Signature Page to First Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ Auggie Marchetti
Name: Auggie Marchetti
Title: SVP and Region Manager

ROYAL BANK OF CANADA, as a Canadian Lender

By:	/s/ Michael Wang
Name: Michael Wang
Title: Vice President

FIFTH THIRD BANK, as a Canadian Lender

By:	/s/ Charles J. Miller
Name: Charles J. Miller
Title: Vice President

EXPORT DEVELOPMENT CANADA, as a Canadian Lender

By:	/s/ Christopher Wilson
Name: Christopher Wilson
Title: Asset Manager

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

[signatures continued on next page]

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Randy Abrams
Name: Randy Abrams
Title: Authorized Officer

ROYAL BANK OF CANADA, as a U.S. Lender

By:	/s/ Michael Wang
Name: Michael Wang
Title: Vice President

FIFTH THIRD BANK, as a U.S. Lender

By:	/s/ William J. Krummen
Name: William J. Krummen
Title: Vice President

EXPORT DEVELOPMENT OF CANADA, as a U.S. Lender

By:	/s/ Christopher Wilson
Name: Christopher Wilson
Title: Asset Manager

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

[signatures continued on next page]

VITRAN CORPORATION INC., as a Canadian Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN EXPRESS CANADA INC., as a Canadian Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN CORPORATION, as a U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN EXPRESS, INC., as a U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

[signatures continued on next page]

LAS VEGAS/L.A. EXPRESS, INC., as U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN LOGISTICS CORP., as a U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN LOGISTICS, INC., as a U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

SHORTHAUL TRANSPORT CORPORATION, as a U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

MIDWEST SUPPLY CHAIN, INC., as a U.S. Borrower and as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

CAN-AM LOGISTICS INC., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN LOGISTICS LIMITED, as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

EXPEDITEUR T.W. LTEE, as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

1098304 ONTARIO INC., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

DONEY HOLDINGS INC., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

ROUT-WAY EXPRESS LINES LTD./LES SERVICES ROUTIERS EXPRESS ROUT LTEE, as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

- Signature Page to First Amendment to Credit Agreement -

1277050 ALBERTA INC., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

VITRAN ENVIRONMENTAL SYSTEMS INC., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

0772703 B.C. LTD., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

1833660 ONTARIO INC., as a Guarantor

By:	/s/ Richard E. Gaetz
Name: Richard E. Gaetz
Title: Authorized Officer

- Signature Page to First Amendment to Credit Agreement -

ANNEX “A” TO THE AMENDMENT AGREEMENT

EDC LC FACILITY COMMITMENT SCHEDULE

Lender	Commitment	Pro Rata Share
JPMorgan Chase Bank, N.A.	$8,186,723	67.17740%
Royal Bank of Canada	$4,000,000	32.82260%

Total	$12,186,723	100.00%